Annual Report

June 30, 2001

T. Rowe Price
Prime Reserve Portfolio

Dear Investor

A struggling economy and stock market set the stage for steep interest rate cuts during the last six months. While generally positive for most types of investments, falling rates can trim returns among money market funds, which are required to reinvest assets in successively lower-yielding securities. Your fund had moderate results that reflected this challenge.

MARKET ENVIRONMENT

  Fixed-income investors were focused on the Federal Reserve during the six months ended June 30, 2001, as the Fed kept a close eye on the economy. Citing what it saw as an increase in recessionary pressures, the Fed engaged in an aggressive campaign to ease monetary policy with six cuts in the federal funds target rate. At June 30, the target stood at 3.75%, down from a high of 6.5% in 2000.

  Interest Rate Levels
--------------------------------------------------------------------------------

                               1-Year              90-Day       Federal Funds
                        Treasury Bill       Treasury Bill         Target Rate

06/30/00                         6.13                5.84                6.50
07/31/00                         6.06                6.20                6.50
08/31/00                         6.23                6.31                6.50
09/30/00                         6.08                6.21                6.50
10/31/00                         6.01                6.36                6.50
11/30/00                         6.00                6.26                6.50
12/31/00                         5.34                5.84                6.50
01/31/01                         4.58                4.99                5.50
02/28/01                         4.46                4.85                5.50
03/31/01                         4.11                4.28                5.00
04/30/01                         3.92                3.88                4.50
05/31/01                         3.56                3.61                4.00
06/30/01                         3.63                3.65                3.75


  The Fed's actions contributed to falling yields for most segments of the bond market. However, the effect was especially pronounced among money market securities - 90-day Treasury bill yields fell 219 basis points during the six-month period (100 basis points equal one percent). This steep downdraft proved challenging to money market investors, whose total return derives exclusively from income. In general, the environment produced lower returns than was the case during most of 2000.

PERFORMANCE AND STRATEGY REVIEW

  Your fund posted respectable six-month results of 2.47%, and a one-year performance of 5.67%. An attention to sustaining dividend income helped the fund outpace its Lipper peer group in both periods. The seven-day compound dividend yield declined during the six months.

  Performance Comparison

  Periods Ended 6/30/01                            6 Months            12 Months
  ------------------------------------------------------------------------------

  Prime Reserve Portfolio                             2.47%                5.67%

  Lipper Variable Annuity
  Underlying Money Market
  Funds Average                                        2.36                5.52


  A somewhat bullish posture on interest rates aided results. We extended the weighted average maturity to 74 days on June 30 from 70 days at the beginning of the period. Holding slightly longer securities allows slower reinvesting of matured securities, which is beneficial when rates are falling. For most of the past six months, the maturity of the portfolio was 20 to 30 days longer than that of the average money market fund. During this period of monetary ease the maturity of the average money market fund remained around 45 days.

  The fund's sector exposures changed very little during the period. We slightly increased holdings in high-quality domestic bank certificates of deposit
  (CDs), which tend to have slightly longer maturities than commercial paper. We also favored fixed-rate over floating-rate instruments to maintain our longer maturity. Elsewhere in the portfolio, our focus was on identifying securities with good income streams as we reinvested maturing holdings.

OUTLOOK

  Data so far in 2001 suggest that investors should be prepared for more uncertainty on the economic front. With inflation in check, we think the Fed will continue to ease monetary policy until the economy returns to its long-term growth rate. However, it is not clear whether the Fed might be easing rates a little more or a lot. We plan to respond to this environment by maintaining a relatively long weighted average maturity and high credit quality.

  Respectfully submitted,

  Edward A. Wiese
  President and chairman of the fund's Investment Advisory Committee

  July 22, 2001

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Portfolio Highlights
--------------------------------------------------------------------------------

Key Statistics
                                                       Periods
                                                         Ended
                                                      6/30/01
--------------------------------------------------------------------------------

Price per Share                                        $ 1.00

Dividend per Share
  6 months                                               0.024

  12 months                                              0.055

Dividend Yield (7-Day Compound) *                        3.93%

Weighted Average Maturity (days)                            74

Weighted Average Quality **                         First Tier
--------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Portfolio Highlights
--------------------------------------------------------------------------------

Security Diversification

                                     Percent of              Percent of
                                     Net Assets              Net Assets
                                       12/31/00                 6/30/01
--------------------------------------------------------------------------------
U.S. Negotiable Bank Notes                    0%                      2%

Certificates of Deposit                      17                      15

  Domestic Negotiable CDs                     1                       3

  U.S. Dollar Denominated
  Foreign Negotiable CDs/B                   16                      12

Commercial Paper and
  Medium-Term Notes                          84                      81

  Asset-Backed                               30                      21

  Banking                                    22                      18

  Finance and Credit                          6                       7

  Insurance                                   3                       7

  Telecommunications                          4                       6

  All Other                                  19                      22

Foreign Government and Mun                    0                       1

Other Assets Less Liabilit                   -1s                      1

Total                                       100%                    100%
--------------------------------------------------------------------------------

Fixed-Rate Obligations                       86%                      85%

Floating-Rate Obligations                    14%                      15%

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Prime Reserve Portfolio
--------------------------------------------------------------------------------

                                Lipper Variable
                             Annuity Underlying
                                   Money Market           Prime Reserve
                                  Funds Average               Portfolio

12/31/96                                 10,000                  10,000
06/30/97                                 10,249                  10,256
06/30/98                                 10,785                  10,808
06/30/99                                 11,301                  11,340
06/30/00                                 11,908                  11,968
06/30/01                                 12,569                  12,646


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Prime Reserve Portfolio
--------------------------------------------------------------------------------

Periods Ended 6/30/01
--------------------------------------------------------------------------------

                                                    Since           Inception
1 Year                        3 Years           Inception                Date
--------------------------------------------------------------------------------

5.67%                            5.38%               5.36%           12/31/96


Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Prime Reserve Portfolio
(Unaudited)
--------------------------------------------------------------------------------

                            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                        6 Months       Year                         12/31/96
                           Ended      Ended                          Through
                         6/30/01   12/31/00   12/31/99   12/31/98   12/31/97

NET ASSET VALUE
Beginning of period     $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
Investment activities
  Net investment income
  (loss)                   0.024      0.059      0.048      0.052      0.052

Distributions
  Net investment income   (0.024)    (0.059)    (0.048)    (0.052)    (0.052)

NET ASSET VALUE
End of period           $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Ratios/Supplemental Data
Total return(diamond)       2.47%      6.10%      4.89%      5.29%      5.33%

Ratio of total expenses
to average net assets       0.55%!       0.55%      0.55%      0.55%    0.55%!

Ratio of net investment
income (loss) to average
net assets                  4.89%!       5.93%      4.79%      5.12%    5.24%!

Net assets, end of period
(in thousands)           $ 25,419   $ 21,877   $ 19,745   $ 16,119   $ 10,964


(diamond)       Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!               Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Prime Reserve Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                          Par          Value
-------------------------------------------------------------------------------
                                                             In thousands


BANK NOTES 2.0%

Fleet National Bank
  VR, 3.987%, 7/19/01                            $        300   $        300

Marshall & Ilsley Bank
  6.75%, 12/3/01                                          100            100

PNC Bank, VR, 3.905%,
  7/24/01                                                 100            100

Total Bank Notes
  (Cost $500)                                                            500

CERTIFICATES OF DEPOSIT 15.2%

Comerica Bank,
  4.22%, 5/29/02                                          200            200

Commerzbank, 3.64%, 9/25/01                               500            500

Credit Agricole Indosuez
  3.66%, 9/20/01                                          400            400

Den Danske, 5.22%, 1/9/02                                 100            100

Dresdner Bank, 5.25%, 1/16/02                             200            200

Landesbank Baden-Wuerttemburg
  5.01%, 2/5/02                                           200            200

Merita Bank, 4.13%, 5/10/02                               200            200

National City Bank of Indiana
  5.00%, 2/4/02                                           250            250

Northern Trust, 5.18%, 8/20/01                            300            300

Rabobank Nederland
  6.825%, 8/28/01                                         250            250

  7.06%, 7/3/01                                           250            250

Royal Bank of Canada
  6.01%, 9/11/01                                          500            501

Toronto Dominion, 4.63%, 3/28/02                          200            201

Westdeutsche Landesbank
  4.75%, 4/22/02                                          300            301

Total Certificates of Deposit
  (Cost $3,853)                                                        3,853


COMMERCIAL PAPER 58.0%

Abbey National N.A., 4.85%, 8/8/01                        400            398

AT&T, VR, 4(2), 4.78%, 7/13/01                            500            500

Bellsouth, 4(2), 4.00%, 7/12/01                           650            649

Beta Finance, 4(2), 4.00%, 7/12/01                        500            499

CBA (Delaware) Finance
  3.82%, 8/14/01                                          150            149

Coca Cola, 4(2), 4.00%, 7/18/01                           250            250

Corporate Asset Funding, 4(2)
  3.76%, 7/27/01                                          500            499

  3.80%, 7/11/01                                          400            399


                                                          Par          Value
--------------------------------------------------------------------------------
                                                              In thousands

Corporate Receivables, 4(2)
  3.75%, 8/28/01                                 $        750   $        745

Countrywide Funding
  3.80%, 7/23/01                                          300            299

Delaware Funding, 4(2)
  4.02%, 7/13/01                                          500            499

Den Denske, 5.78%, 9/17/01                                500            494

Dexia Delaware, 5.02%, 8/10/01                            200            199

General Electric Capital
  5.07%, 7/30/01                                          162            161

  5.08%, 7/16/01                                          184            184

Golden Funding, 4(2)
  4.00%, 7/3/01                                           400            400

  4.75%, 7/6/01                                           500            500

Halifax
  4.53%, 9/4/01                                           500            496

  4.60%, 8/1/01                                           200            199

K2 LLC, 3.86%, 7/10/01                                    400            400

Massmutual Funding, 4(2)
  3.78%, 9/13/01                                          500            496

Motiva Enterprises, 4.20%, 7/2/01                         377            377

Nationwide Life Insurance
  4.25%, 7/26/01                                          300            299

New York State Power Auth.
  3.95%, 7/10/01                                          500            500

Northern States Power Minnesota
  3.85%, 7/16/01                                          300            300

Park Avenue Receivables, 4(2)
  3.80%, 8/15/01                                          700            696

  3.94%, 7/10/01                                          300            300

Rio Tinto, 4(2), 4.15%, 7/2/01                            650            650

Santander Finance (Delaware)
  4.55%, 9/6/01                                           400            397

Tulip Funding, 4(2)
  3.77%, 7/20/01                                          309            308

UBS Finance
  4.55%, 9/5/01                                           300            297

  4.58%, 8/15/01                                          200            199

Unilever Capital, (144a), 4(2)
  3.97%, 9/7/01                                           200            200

United Parcel Service America
  4.01%, 7/31/01                                          292            291

Verizon Global Funding, VR, 4(2)
  3.92%, 9/17/01                                          400            400


T. Rowe Price Prime Reserve Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                          Par          Value
--------------------------------------------------------------------------------
                                                             In thousands

Wisconsin Energy, 4(2)
  4.00%, 7/12/01                                 $        350   $        350

ZCM Matched Funding, 4(2)
  3.95%, 7/2/01                                           775            775

Total Commercial Paper
  (Cost $14,754)                                                      14,754


MEDIUM-TERM NOTES 24.1%

Associates Corp., 6.75%, 10/31/01                         200            200

Bayerische Landesbank Girozentrale
  7.10%, 7/5/02                                           400            412

BMW U.S. Capital, VR
  4.09%, 8/15/01                                          500            500

Commercial Credit Group
  6.875%, 5/1/02                                          361            368

Ford Motor Credit
  VR, 4.156%, 8/27/01                                     200            200

Goldman Sachs Group
  VR, 3.98%, 7/16/01                                      250            250

Household Finance
  VR, 4.249%, 8/10/02                                     300            300

Hydro Quebec, 6.37%, 1/15/02                              200            201

International Lease Finance
  5.40%, 1/22/02                                          320            322

Jackson National Life Global Funding, VR
  3.86%, 7/23/01                                          100            100

Lincs Series 2001 1 Trust, VR, (144a)
  4.39%, 7/23/01                                          167            167

Merrill Lynch
  4.35%, 6/3/02                                           150            150

  VR, 4.689%, 8/1/01                                      100            100

Minnesota Mining & Manufacturing
  6.325%, 12/12/01                                        500            500

Morgan Stanley Dean Witter
  VR, 3.875%, 7/30/01                                     100            100


                                                          Par          Value
--------------------------------------------------------------------------------
                                                              In thousands

Norwest
  6.80%, 5/15/02                                 $        350   $        356

  7.75%, 3/1/02                                           200            204

Paccar Financial, VR, 4.46%, 7/26/01                      150            150

Prudential Funding, VR, (144a)
  4.221%, 8/16/01                                         150            150

Sigma Finance, VR, (144a)
  3.97%, 7/16/01                                          500            500

Strategic Money Market Trust
  VR, (144a), 3.91%, 9/13/01                              500            500

Unilever NV, VR, 4.80%, 7/5/01                            100            100

United States Bancorp
VR, 4.13%, 7/16/01                                        300            300

Total Medium-Term Notes
  (Cost $6,130)                                                        6,130

Total Investments in Securities
99.3% of Net Assets (Cost $25,237)                               $    25,237
Other Assets Less Liabilities                                            182

NET ASSETS                                                       $    25,419
                                                                 -----------

Net Assets Consist of:
Accumulated net realized
gain/loss - net of
distributions                                                              5

Paid-in-capital applicable
to 25,414,133 shares of
$0.0001 par value capital
stock outstanding; 1,000,000,000
shares of the Corporation authorized                             $    25,414
                                                                 -----------

NET ASSETS                                                            25,419

NET ASSET VALUE PER SHARE                                               1.00

VR  Variable Rate

4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 5.97% of net assets.

The accompanying notes are an integral part of these financial statements.


Statement of Operations
Unaudited
T. Rowe Price Prime Reserve Portfolio
In thousands
--------------------------------------------------------------------------------
                                                                    6 Months
                                                                       Ended
                                                                     6/30/01
--------------------------------------------------------------------------------

Investment Income (Loss)
Income
  Interest income                                                 $      639

Expenses
  Investment management
  and administrative                                                      64

Net investment income (loss)                                             575

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $      575


The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Unaudited
T. Rowe Price Prime Reserve Portfolio
In thousands
--------------------------------------------------------------------------------

                                                     6 Months           Year
                                                        Ended          Ended
                                                      6/30/01       12/31/00
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                   $        575   $      1,340

Distributions to shareholders
  Net investment income                                  (575)        (1,340)

Capital share transactions *
  Shares sold                                          10,591         26,941
  Distributions reinvested                                574          1,338
  Shares redeemed                                      (7,623)       (26,147)

  Increase (decrease) in net assets
  from capital share transactions                       3,542          2,132

Net Assets
Increase (decrease) during period                       3,542          2,132
Beginning of period                                    21,877         19,745

End of period                                    $     25,419   $     21,877
                                                 ------------   ------------
*Share information
  Shares sold                                          10,591         26,941
  Distributions reinvested                                574          1,338
  Shares redeemed                                      (7,623)       (26,147)

  Increase (decrease) in shares outstanding             3,542          2,132


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
Unaudited
June 30, 2001
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Premiums and Discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

  At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $25,237,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.55% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP658 (6/01)
K15-072 6/30/01